CURRENT REPORT FOR ISSUERS SUBJECT TO THE

1934 ACT REPORTING REQUIREMENTS

FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

October 05, 2016

Date of Report

(Date of Earliest Event Reported)

DYNARESOURCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-30371	94-1589426
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

222 W. Las Colinas Blvd., Suite 744 East Tower, Irving, Texas 75039

(Address of principal executive offices (zip code))

(972) 868-9066

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01          Regulation FD Disclosure.

On December 6, 2016, DynaResource, Inc. (the “Company”) issued a Press Release announcing the December 5, 2016 Press Release issued by DynaResource de México SA de C.V. (“DynaMéxico”), which contained a description of a Lien obtained by DynaMéxico on shares of DynaMéxico previously held by Goldgroup Resources Inc. A copy of this Press Release is attached as Exhibit 99.1 and is incorporated herein by reference.

The information set forth in this Item 7.01 of this Current Report on Form 8-K is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing. The filing of this Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

 Item 9.01.           Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit Number	Description
99.1 *	DynaResource, Inc. Press Release, dated December 6, 2016 announcing the December 5, 2016 Press Release by DynaResource de Mexico S.A. de C.V. (“DynaMéxico”), which contained a description of a Lien obtained by DynaMéxico on shares of DynaMéxico previously held by Goldgroup Resources Inc.

_______________

* Filed herewith

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNARESOURCE, INC.
(Registrant)

By: /s/ K.W. Diepholz
Name: K.W. Diepholz
Title: Chairman and CEO

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EXHIBIT INDEX

(d)          Exhibits.

Exhibit Number	Description
99.1 *	DynaResource, Inc. Press Release, dated December 6, 2016 announcing the December 5, 2016 Press Release by DynaResource de Mexico S.A. de C.V. (“DynaMéxico”), which contained a description of a Lien obtained by DynaMéxico on shares of DynaMéxico previously held by Goldgroup Resources Inc.

_______________

* Filed herewith